UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018

Golden Matrix Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)

Phone: (858) 222-2895

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER INFORMATION

Entry into Settlement Agreement and General Release with LG Capital Funding LLC

Effective August 28, 2018, Golden Matrix Corp. Inc., a Nevada corporation (the “Company”) entered into Settlement Agreement and Mutual General Release (the “Settlement Agreement”) with LG Capital Funding LLC (“LG”) whereby the parties agreed to release each other from any, and all liabilities relating to the Convertible Promissory Note issued by the Company in favor of LG which was dated July 9, 2014 (the “Note”) and in the original principal amount of $33,000.00.

Pursuant to the Settlement Agreement, the Company agreed to pay out the remaining balance of the said note totaling $8,117.60 by making the following payments: (a) $4,058.80 to be paid by Company upon execution of the Settlement Agreement; and a second payment of $4,058.80 commencing no later than September 28, 2018.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1	Settlement Agreement and Mutual General Release, dated August 28, 2018, between the Company and LG Capital Funding LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Matrix Group Inc.

Date: September 4, 2018	By:	/s/ Anthony B. Goodman
Anthony B. Goodman, CEO

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